LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JANUARY 5, 2018

TO THE PROSPECTUS DATED MARCH 31, 2017

OF CLEARBRIDGE LARGE CAP GROWTH FUND

The first paragraph in the section of the fund’s Prospectus titled “More on fund management – Management fee” is replaced with the following text:

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.700% of assets up to and including $1 billion; 0.680% of assets over $1 billion and up to and including $2 billion; 0.650% of assets over $2 billion and up to and including $5 billion; 0.600% of assets over $5 billion and up to and including $10 billion; and 0.550% of assets over $10 billion.

Please retain this supplement for future reference.

CBAX426459